Intangible Assets (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Government contracts amortized	Trademarks are amortized on a straight-line basis over their useful life of ten years. Patents are amortized on a straight-line basis over the life of the patent (twenty years or less), commencing when the patent is approved and placed in service on a straight line basis. Awarded government contracts are amortized over and in proportion the collection period (18 months or less) of the grant.
Impairment loss	$ (606,685)
Intangible assets net accumulated amortization	$ 109,854	$ 0